UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 3, 2014

First BanCorp.
(Exact Name of Registrant as Specified in its Charter)

Puerto Rico	001-14793	66-0561882
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1519 Ponce de Leon Ave. P.O. Box 9146 San Juan, Puerto Rico	00908-0146
(Address of Principal Executive Offices)	(Zip Code)

 (787) 729 8200
(Registrant’s Telephone Number, including Area Code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 3, 2014, First BanCorp. (the “Corporation”), the bank holding company for FirstBank Puerto Rico (“FirstBank” or “the Bank”), issued a press release announcing its unaudited results of operations for the quarter and year ended December 31, 2013. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

A copy of the presentation that the Corporation will use at its conference call to discuss its financial results for the the quarter and year ended December 31, 2013 is attached hereto as Exhibit 99.2 and is incorporated herein by reference. As announced in a press release dated January 23, 2014, the call may be accessed via a live Internet webcast at 11:00 a.m. Eastern time on Tuesday, February 4, 2014 through the investor relations section of the Corporation’s website: www.firstbankpr.com or through the dial-in telephone number (888) 317-6016 or (412) 317-6016 for international callers. The conference number is 10040151.

The Corporation has included in this release the following financial measures that are not recognized under generally accepted accounting principles, which are referred to as non-GAAP financial measures: (i) the calculation of net interest income, interest rate spread and net interest margin rate on a tax-equivalent basis and excluding changes in the fair value of derivative instruments and certain financial liabilities; (ii) the calculation of the tangible common equity ratio and the tangible book value per common share; (iii) the Tier 1 common equity to risk-weighted assets ratio; (iv) the adjusted pre-tax, pre-provision income, (v) non-interest income adjusted to exclude equity in loss of unconsolidated entity and valuation adjustments to fixed assets that are no longer used for operations after branch consolidations in Florida, (vi) non-interest expenses adjusted to exclude attorneys’ fees awarded to the counterparty on the Lehman’s Brothers, Inc. litigation recorded in the fourth quarter of 2013, expenses related to branch consolidations in Florida and the Virgin Islands and the restructuring of some business units recorded in the fourth quarter of 2013, the impact of the national gross receipts tax related to the trade or business outside of Puerto Rico that was reversed in the fourth quarter of 2013 after enactment of Act No. 117 that introduced amendments to the 2013 Tax Burden Adjustment and Redistribution Act (Act 40), which was enacted on June 30, 2013, the costs associated with the conversion of the credit card processing platform recorded in the third quarter of 2013, and the costs associated with the secondary offering of the Corporation’s common stock by certain of the Corporation’s existing stockholders recorded in the third quarter of 2013, and (vii) financial measures of provision for loan and lease losses, non-interest income, non-interest expenses, net income, and earnings per basic and diluted common share, provision for loan and lease losses to net charge-offs, net charge-offs, and net charge-offs to average loans for the year ended December 31, 2013, adjusted to exclude the loss on the bulk sales of assets and the transfer of loans to held for sale in the first and second quarters of 2013 and the effect of the write-off of the collateral pledged to Lehman Brothers, Inc. together with the loss contingency for attorneys’ fees awarded to the counterparty related to this matter.   Investors should be aware that non-GAAP financial measures have inherent limitations and should be read only in conjunction with the Corporation’s consolidated financial data prepared in accordance with GAAP.

Management believes that these non-GAAP measures enhance the ability of analysts and investors to analyze trends in the Corporation’s business and to better understand the performance of the Corporation. In addition, the Corporation may utilize these non-GAAP financial measures as a guide in its budgeting and long-term planning process. Any analysis of these non-GAAP financial measures should be used only in conjunction with results presented in accordance with GAAP.

The release includes a reconciliation of these non-GAAP financial measures to the GAAP financial measures, except for the reconciliation with respect to the calculation of the adjusted pre-tax, pre-provision for the year ended December 31, 2013 and the non-GAAP financial measure “provision for loan and lease losses to net charge-offs ratio, excluding the impact of the bulk sales of assets and loans transferred to held for sale” with provision for loan losses to net charge-offs ratio calculated and presented in accordance with GAAP which are included below:

Pre-Tax, Pre-Provision Income
(Dollars in thousands)	Year Ended
December 31,
2013

Income (loss) before income taxes	$(159,323)
Add: Provision for loan and lease losses	243,751
Add: Net loss on investments and impairments	159
Less: Unrealized gain on derivative instruments and liabilities
measured at fair value	(1,695)
Add: Bulk sales related expenses and
other professional fees related to
the terminated preferred stock exchange offer	8,294
Add: Loss on certain OREO properties sold as part of the bulk sale of
non-performing residential mortgage assets	1,879
Add: Secondary offering costs (1)	1,669
Add: Credit card processing platform conversion costs	1,715
Add: Branch consolidations and other restructuring expenses/valuation adjustments	1,421
Add: Write-off collateral pledged to Lehman and related expenses	69,074
Add/Less: Equity in loss (earnings) of unconsolidated entity	16,691
Adjusted pre-tax, pre-provision income	$183,635

(1) Offering of common stock by certain of the Corporation's existing stockholders.
	Provision for loan and lease losses to Net Charge-Offs (Non- GAAP to GAAP reconciliation)

	Year Ended December 31, 2013

(In thousands)	Provision for Loan and Lease Losses	Net Charge-Offs

Provision for loan and lease losses and net charge-offs, excluding special items (Non-GAAP)	$111,749	$160,863
Special items:
Bulk sale of non-performing residential assets and loans transferred to held for sale	132,002	232,444
Provision for loan and lease losses and net charge-offs (GAAP)	$243,751	$393,307

Provision for loan and lease losses to net charge-offs, excluding special items (Non-GAAP)	69.47%
Provision for loan and lease losses to net charge-offs (GAAP)	61.97%

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description of Exhibit

99.1	Press Release dated February 3, 2014 - First BanCorp Announces Results for the quarter and year ended December 31, 2013

99.2	First BanCorp Conference Call Presentation – Financial Results for the quarter and year ended December 31, 2013

Exhibits 99.1 and 99.2 referenced therein, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall Exhibits 99.1 and 99.2 be deemed incorporated by reference in any filings under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 4, 2014	First BanCorp.

		By:	/s/ Orlando Berges
		Name:	Orlando Berges
		Title:	EVP and Chief Financial Officer

Exhibit Index

Exhibit	Description of Exhibit

99.1	Press Release dated February 3, 2014 - First BanCorp Announces Results for the quarter and year ended December 31, 2013

99.2	First BanCorp Conference Call Presentation – Financial Results for the quarter and year ended December 31, 2013

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